Exhibit 10.6

IASO PHARMA INC.

AMENDED AND RESTATED 2007 STOCK INCENTIVE PLAN

1.

Purposes of the Plan.  The purpose of the Plan of the Company is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives designed to attract, retain and motivate Employees, Directors and Consultants and to promote the success of the Company’s business.

2.

Definitions.  The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement.  In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a)

“Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal and state securities laws, the corporate laws of of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any U.S. or non-U.S. jurisdiction applicable to Awards granted to residents therein.

(b)

“Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(c)

“Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

(d)

“Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(e)

“Board” means the Board of Directors of the Company.

(f)

“Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Committee, the Grantee’s:  (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction, such definition of “Cause” shall not apply until a Corporate Transaction actually occurs.

(g)

“Code” means the Internal Revenue Code of 1986, as amended.

(h)

“Committee” means the Compensation Committee of the Board.

(i)

“Common Stock” means the Company’s Common Stock, as set forth in the Award Agreement.

(j)

“Company” means IASO Pharma Inc. (formerly Pacific Beach Biosciences, Inc.), a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(k)

“Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(l)

“Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated.  In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws.  A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity.  Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement).  An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.  For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(m)

“Corporate Transaction” means any of the following transactions, provided, however, that the Committee shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i)

a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)

the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)

the complete liquidation or dissolution of the Company;

(iv)

any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Committee determines shall not be a Corporate Transaction; or

(v)

the acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities, but excluding any such transaction or series of related transactions that the Committee determines shall not be a Corporate Transaction.

(n)

“Director” means a member of the Board or the board of directors of any Related Entity.

(o)

“Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(p)

“Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance.  The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(q)

“Exchange Act” means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

(r)

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)

If the Common Stock is listed on one or more established stock exchanges or national market systems, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Committee) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)

If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii)

In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Committee in good faith.

(s)

“Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(t)

“Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

(u)

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(v)

“Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(w)

“Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(x)

“Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(y)

“Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z)

“Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(aa)

“Plan” means this IASO Pharma Inc. Amended and Restated 2007 Stock Incentive Plan.

(bb)

“Registration Date” means the first to occur of (i) the closing of the first sale to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Common Stock; (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or prior to the date of consummation of such Corporate Transaction; or (iii) the date that the Company first becomes subject to the reporting obligations of Section 12 of the Exchange Act.

(cc)

“Related Entity” means any Parent or Subsidiary of the Company.

(dd)

“Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Committee.

(ee)

“Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Committee and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Committee.

(ff)

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(gg)

“SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Committee, measured by appreciation in the value of Common Stock.

(hh)

“Share” means a share of the Common Stock.

(ii)

“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.

Stock Subject to the Plan.

(a)

Subject to the provisions of Section 10 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 1,500,000 Shares.  The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)

Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan.  Shares that actually have been issued under the Plan pursuant to an

Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan.  To the extent not prohibited by the listing requirements of the NYSE Amex Stock Exchange (or other established stock exchange or national market system on which the Common Stock is traded) and Applicable Law, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Committee.

4.

Administration of the Plan.  The Plan shall be administered by the Committee.  The Committee shall consist of not less than two directors of the Company who shall be appointed from time to time by the Board.  Each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, and an “outside director” as defined in Section 162(m) of the Code.  The Committee shall have complete authority to determine all provisions of all Awards granted under the Plan (as consistent with the terms of the Plan), to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan.  The Committee’s decisions on matters relating to the Plan shall be final and conclusive on the Company and its participants.  No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Awards granted under the Plan.  The Committee will also have the authority under the Plan to amend or modify the terms of any outstanding Awards in any manner; provided, however, that the amended or modified terms are permitted by the Plan as then in effect and that any recipient of an Award adversely affected by such amended or modified terms has consented to such amendment or modification.  No amendment or modification to an Award, however, whether pursuant to this Section 4 or any other provisions of the Plan, will be deemed to be a re-grant of such Award for purposes of this Plan.  If at any time there is no Committee, then for purposes of the Plan the term “Committee” shall mean the Board.

5.

Eligibility.  Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.  Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company.  An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards.  Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Committee may determine from time to time.

6.

Terms and Conditions of Awards.

(a)

Types of Awards. The Committee is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions.  Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may

consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b)

Designation of Award.  Each Award shall be designated in the Award Agreement.  In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option.  However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.  The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company).  For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

(c)

Conditions of Award.  Subject to the terms of the Plan, the Committee shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.  The performance criteria established by the Committee may be based on any one of, or combination of, increase in share price, earnings per share, total shareholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Committee.  Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

(d)

Acquisitions and Other Transactions.  The Committee may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e)

Deferral of Award Payment.  The Committee may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award.  The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program. Any such program established by the Committee shall comply with Code Section 409A and the Regulations thereunder.

(f)

Separate Programs.  The Committee may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Committee from time to time.

(g)

Individual Option and SAR Limit.  Following the date that the exemption from application of Section 162(m) of the Code described in Section 19 (or any exemption having similar effect) ceases to apply to Awards, the maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be one hundred thousand (100,000) Shares.  In connection with a Grantee’s commencement of Continuous Service, a Grantee may be granted Options and SARs for up to an additional fifty thousand (50,000) Shares which shall not count against the limit set forth in the previous sentence.  The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.  To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee.  For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(h)

Early Exercise.  The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award.  Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Committee determines to be appropriate.

(i)

Term of Award.  The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.  However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.  Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(j)

Transferability of Awards.   Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee.   Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Committee by gift or pursuant to a domestic relations order to members of the Grantee’s Immediate Family.  Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Committee.

(k)

Time of Granting Awards.  The date of grant of an Award shall for all purposes be the date on which the Committee makes the determination to grant such Award, or such other later date as is determined by the Committee.

7.

Award Exercise or Purchase Price, Consideration and Taxes.

(a)

Exercise or Purchase Price.  The exercise or purchase price, if any, for an Award shall be as follows:

(i)

In the case of an Incentive Stock Option:

(A)

granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B)

granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)

In the case of other Awards, such price as is determined by the Committee.

(iii)

Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section (d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b)

Consideration.  Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Committee.  In addition to any other types of consideration the Committee may determine, the Committee is authorized to accept as consideration for Shares issued under the Plan the following provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law.

(i)

cash;

(ii)

check;

(iii)

delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Committee determines as appropriate (but only to the extent that the acceptance or terms of the promissory note would not violate an Applicable Law);

(iv)

surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Committee may require which have a Fair Market

Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(v)

with respect to Options, if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates (or other evidence satisfactory to the Company to the extent that the Shares are uncertificated) for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(vi)

with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Committee) less the exercise price per Share, and the denominator of which is such Fair Market Value per Share;

(vii)

any combination of the foregoing methods of payment.

The Committee may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement, or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c)

Taxes.  No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Committee for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares.  Upon exercise or vesting of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award.

8.

Exercise of Award.

(a)

Procedure for Exercise; Rights as a Shareholder.

(i)

Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee under the terms of the Plan and specified in the Award Agreement.  In the case of an Option granted to an Officer, Director or Consultant, the Award Agreement may provide that the Option may become exercisable, subject to reasonable conditions such as such Officer’s, Director’s or Consultant’s Continuous Service, at any time or during any period established in the Award Agreement.

(ii)

An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).

(b)

Effect of Termination or Death.  In the event that a Grantee ceases to be an Employee or Director of or Consultant to the Company or a Related Entity, or the Grantee’s other service with the Company or a Related Entity is terminated, for any reason, including death, any Awards may be exercised or shall expire at such times as may be set forth in a Grantee’s employment agreement or determined by the Committee in its sole discretion in the agreement evidencing an Award.  Notwithstanding the other provisions of this Section 8(b), except as may be set forth in  a Grantee’s employment agreement or an agreement evidencing an Award, upon a Grantee’s termination of employment or other service with the Company and all Subsidiaries and Related Entities, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause options (or any part thereof) then held by such Grantee to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and other Awards then held by such Grantee to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Award may remain exercisable or continue to vest beyond its expiration date.  Any Incentive Stock Option that remains unexercised more than one (1) year following termination of employment by reason of death or disability (as defined in Section 22(e)(3) of the Code) or more than three (3) months following termination for any reason other than death or disability will thereafter be deemed to be a Non-Qualified Stock Option.

(c)

Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, if the exercise of an Award within the applicable time periods set forth in this Section 8 is prevented by the provisions of Section 9 below, the Award shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Award is exercisable, but in any event no later than the expiration of the term of such Award as set forth in the Award Agreement.

9.

Conditions Upon Issuance of Shares.

(a)

If at any time the Committee determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Committee determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance.  The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

(b)

As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10.

Adjustments Due to Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Committee determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Committee may determine in its discretion, any other transaction with respect to the Company’s Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Committee and its determination shall be final, binding and conclusive.  Except as the Committee determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11.

Corporate Transactions.

(a)

Termination of Award to Extent Not Assumed in Corporate Transaction.  Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate.  However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b)

Acceleration of Award Upon Corporate Transaction.  The Committee shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Change in Control or at the time of an actual Corporate Transaction or Change in Control and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction or Change in Control, on such terms and conditions as the Committee may specify.  The Committee also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction or Change in Control.  The Committee may provide that any Awards so vested or released from such limitations in connection with a Change in Control, shall remain fully exercisable until the expiration or sooner termination of the Award.

(c)

Effect of Acceleration on Incentive Stock Options.  Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

12.

Repurchase Rights.  If the provisions of an Award Agreement grant to the Company the right to repurchase Shares upon termination of the Grantee’s Continuous Service, the Award Agreement shall (or may, with respect to Awards granted or issued to Officers, Directors or Consultants) provide that:

(a)

the right to repurchase must be exercised, if at all, within ninety (90) days of the termination of the Grantee’s Continuous Service (or in the case of Shares issued upon exercise of Awards after the date of termination of the Grantee’s Continuous Service, within ninety (90) days after the date of the Award exercise);

(b)

the consideration payable for the Shares upon exercise of such repurchase right shall be made in cash or by cancellation of purchase money indebtedness within the ninety (90) day periods specified in Section 12(a);

(c)

the amount of such consideration shall be equal to the original purchase price paid by Grantee for each such Share or the Fair Market Value of the Shares to be repurchased on the date of termination of Grantee’s Continuous Service; provided, that if such Shares may be repurchased at the original purchase price, such repurchase right shall lapse at the rate of at least twenty percent (20%) of the Shares subject to the Award per year over five (5) years from the date the Award is granted (without respect to the date the Award was exercised or became exercisable); and

(d)

the right to repurchase Shares, other than a right to repurchase under which Shares may be repurchased at the original purchase price, shall terminate on the date that the Common Stock is (i) listed on one or more established stock exchanges or national market systems, or (ii) regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer.

13.

Effective Date and Term of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company.  It shall continue in effect for a term of ten (10) years unless sooner terminated.  Subject to Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

14.

Amendment, Suspension or Termination of the Plan.

(a)

The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

(b)

No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)

No suspension or termination of the Plan (including termination of the Plan under Section 13, above) shall adversely affect any rights under Awards already granted to a Grantee.

15.

Reservation of Shares.

(a)

The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16.

No Effect on Terms of Employment/Consulting Relationship.  The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or a Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice.  The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

17.

No Effect on Retirement and Other Benefit Plans.  Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.  The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

18.

Information to Grantees.  The Company shall provide to each Grantee, during the period for which such Grantee has one or more Awards outstanding, copies of financial statements at least annually.  The Company shall not be required to provide such information to persons whose duties in connection with the Company assure them access to equivalent information.

19.

Effect of Section 162(m) of the Code.  Section 162(m) of the Code does not apply to the Plan prior to the Registration Date or such earlier time that the Company first becomes subject to the reporting obligations of Section 12 of the Exchange Act.  Following the Registration Date or such earlier time that the Company first becomes subject to the reporting obligations of Section 12 of the Exchange Act, the Plan, and all Awards (except Awards of Restricted Stock that vest over time) issued thereunder, are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1,000,000 per year.  The exemption is based on Treasury Regulation Section 1.162-27(f), in the form existing on the effective date of the Plan, with the understanding that such regulation generally exempts from the application of Section 162(m) of the Code compensation paid pursuant to a plan that existed before a company becomes publicly held.  Under such Treasury Regulation, this exemption is available to the Plan for the duration of the period that lasts until the earliest of (i) the expiration of the Plan, (ii) the material modification of the Plan, (iii) the exhaustion of the maximum number of shares of Common Stock available for Awards under the Plan, as set forth in Section 3(a), (iv) the first meeting of shareholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Company first becomes subject to the reporting obligations of Section 12 of the Exchange Act, or (v) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.  To the extent that the Committee determines as of the date of grant of an Award that (i) the Award is intended to qualify as Performance-Based Compensation and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any shareholder approval required under Section 162(m) of the Code has been obtained.

20.

Unfunded Obligation.  Grantees shall have the status of general unsecured creditors of the Company.  Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended.  Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations.  The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder.  Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Committee, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

21.

Lock-up Agreement.  Each recipient of securities hereunder agrees, in connection with the first registration with the Securities and Exchange Commission under the Securities Act of 1933, as amended, of the public sale of the Company’s Common Stock, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters, as the case may be, shall specify.  Each such recipient agrees that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce this Section 21.  Each such recipient agrees to execute a form of agreement reflecting the foregoing restrictions as requested by the underwriters managing such offering.

22.

Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.